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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 4, 2005

                                   ATARI, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                          (State or other jurisdiction
                                of incorporation)

                         Commission File Number: 0-27338


                                   13-3689915
                      (I.R.S. employer identification no.)

                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016
                         (Address of principal executive
                          offices, including zip code)

                                 (212) 726-6500
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         On May 4, 2005, Atari, Inc. ("Atari") received a notice from Atari Interactive, Inc. ("Interactive") terminating the Services Agreement by and between Atari and Interactive, dated January 26, 2001 (the "Services Agreement"). The termination shall be effective on June 3, 2005. Under the Services Agreement, either party has the right to terminate upon 30 days written notice and as such, there are no applicable early termination penalties.

         Interactive is a majority-owned subsidiary of Infogrames Entertainment, S.A., a French corporation listed on Euronext that beneficially owns approximately 52% of the outstanding common stock of Atari. In addition to the Services Agreement, Atari has a distribution agreement (the "Distribution Agreement") with Interactive, pursuant to which Atari exclusively distributes Interactive's products in the United States and Canada and for which Atari must pay a royalty of the greater of either 30% of its gross profit or 130% of the royalty rate due to the developer or licensor, for all Interactive products so distributed. The Distribution Agreement is not affected by the termination of the Services Agreement.

         Pursuant to the Services Agreement, Atari provides Interactive with legal, financial, information technology, and human resources management services in exchange for payment of $250,000 per month. Termination of the Services Agreement will result in the loss of such revenue but will also eliminate costs incurred in connection with providing the management services.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ATARI, INC.

                                          By: /s/ Diane Price Baker
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                                              Diane Price Baker
                                              Executive Vice President and Chief
                                                Financial Officer

Date: May 10, 2005


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